SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 27, 2001
                        (Date of earliest event reported)


                             VINA Technologies, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        Delaware                     0-31093                   77-0432782
----------------------------     ---------------               ----------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
     of Incorporation)            File Number)           Identification Number)


    39745 Eureka Drive, Newark, CA                           94560
    -------------------------------                          -----
(Address of principal executive offices)                  (Zip Code)

                                 (510) 492-0800
                         (Registrant's telephone number,
                              including area code)





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Item 2.  Acquisition or Disposition of Assets.

         On February 27, 2001, Woodwind Communications Systems, Inc. ("Woodwind"), a Delaware corporation, was merged with and into WCS Acquisition Subsidiary, Inc. ("Merger Subsidiary"), a Delaware corporation and wholly owned subsidiary of VINA Technologies, Inc. ("VINA"), pursuant to the Agreement and Plan of Merger, dated as of October 30, 2000, among VINA, Merger Subsidiary and Woodwind (the "Merger Agreement"). The merger of Woodwind with and into Merger Subsidiary (the "Merger") became effective at the time of filing of a certificate of merger with the Delaware Secretary of State on February 27, 2001 (the "Effective Time"). As of the Effective Time, (i) Woodwind ceased to exist;
(ii) Merger Subsidiary remained a wholly owned subsidiary of VINA and changed its name to Woodwind Communications Systems, Inc.; (iii) each share of Woodwind series A preferred stock outstanding immediately prior to the Effective Time was converted into the right to receive 0.142636 of a share of common stock, $.0001 par value, of VINA ("VINA Common Stock"); (iv) each share of Woodwind series B preferred stock outstanding immediately prior to the Effective Time was converted into the right to receive 0.148500 of a share of VINA Common Stock;
(v) each share of Woodwind series C preferred stock outstanding immediately prior to the Effective Time was converted into the right to receive 0.173206 of a share of VINA Common Stock and $0.720500 in cash; and (vi) each share of Woodwind common stock was converted into the right to receive 0.142636 of a share of VINA Common Stock. The cash portion of the purchase price was provided from VINA's existing cash balances.

         In addition, at the Effective Time, each option to purchase Woodwind common stock outstanding immediately prior to the Effective Time and held by an employee, director or consultant of Woodwind was converted into an option to purchase VINA Common Stock. VINA assumed each such outstanding Woodwind stock option in accordance with the respective terms of Woodwind's 1999 Stock Option Plan and Woodwind's 2000 Stock Option Plan as applicable and the stock option agreement by which it is evidenced. By virtue of the assumption by VINA of such Woodwind stock options, from and after the Effective Time: (i) each Woodwind stock option assumed by VINA may be exercised solely for VINA Common Stock; (ii) the number of shares of VINA Common Stock subject to each such Woodwind stock option is equal to the number of shares of Woodwind Common Stock subject to such Woodwind stock option immediately prior to the Effective Time multiplied by 0.142636, rounded down to the nearest whole number of shares of VINA Common Stock; and (iii) the per share exercise price for each such VINA stock option is equal to the quotient obtained by dividing the exercise price per share of such stock option immediately prior to the Effective Time by 0.142636, rounded up to the nearest whole cent. Pursuant to the Merger Agreement, on the Closing Date VINA placed approximately 338,000 of the shares of VINA Common Stock to be issued to the former Woodwind stockholders pursuant to the Merger in escrow as security for any losses VINA incurs or reasonably anticipates incurring by reason of breaches by Woodwind of covenants, representations or warranties contained in the Merger Agreement.

         The former stockholders of Woodwind are receiving approximately 4.125 million shares of VINA Common Stock in the Merger (including shares placed in escrow). In addition, the Woodwind series C preferred stockholders are receiving approximately $7.5 million in cash. Approximately 855,000 shares of VINA Common Stock may be issued in connection with the exercise of VINA stock options assumed by VINA pursuant to the Merger.

         The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase.

         Woodwind is a leading provider of voice-over-broadband network edge access solutions, based in Gaithersburg, Maryland.

         The foregoing description of the Merger Agreement is qualified in its entirety to the full text of such Merger Agreement, a copy of which is attached hereto as an exhibit and which is incorporated herein by reference.

         Item 7. Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

         It is impractical to provide the required financial statements at the time of the filing of this Current Report on Form 8-K. Required financial statements will be filed on a Form 8-K/A as soon as practicable after the date hereof, but not later than May 14, 2001.

         (b)      Unaudited Pro Forma Financial Information.

         It is impractical to provide the required pro forma financial statements at the time of the filing of this Current Report on Form 8-K. Required pro forma financial statements will be filed on Form 8-K/A as soon as practicable after the date hereof, but not later than May 14, 2001.

         (c)      Exhibits.

         2.1 Agreement and Plan of Merger, dated as of October 30, 2000, by and among VINA Technologies, Inc., WCS Acquisition Subsidiary, Inc. and Woodwind Communications Systems, Inc.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated:  March 5, 2001

                             VINA Technologies, Inc.


    By /s/                   STANLEY E. KAZMIERCZAK
      --------------------------------------------------------------------
                             Stanley E. Kazmierczak
                   Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                         Description

2.1 Agreement and Plan of Merger, dated as of October 30, 2000, by and among VINA Technologies, Inc., WCS Acquisition Subsidiary, Inc. and Woodwind Communications Systems, Inc.

     The following exhibits to the Agreement and Plan of Merger have been omitted. VINA will furnish copies of the omitted exhibits to the Commission upon request.

     Exhibit A     Certificate of Merger
     Exhibit B     Certificate of Incorporation
     Exhibit C     Bylaws
     Exhibit D     Form of Stockholders' Agreement
     Exhibit E     Form of Affiliate Agreement
     Exhibit F     [RESERVED]
     Exhibit G     Form of Opinion of Shaw Pittman
     Exhibit H     [RESERVED]
     Exhibit I     Escrow Agreement
     Exhibit J     Form of Noncompetition Agreement
     Exhibit K     Form of Opinion of Pillsbury Madison & Sutro LLP
     Exhibit L-1   Form of Employment Agreement of Richard Berger
     Exhibit L-2   Form of Employment Agreement of Rajeev Agrawal
     Exhibit L-3   Form of Employment Agreement of Richard Ruggeiro
     Exhibit M     Form of Transfer Restriction Agreement
     Exhibit N     Surviving Company Articles of Incorporation